ASSIGNMENT AND ASSUMPTION AGREEMENT dated January 29, 1998, between Partners First Receivables, LLC, a Delaware limited liability company (the "Company"), and Harris Trust and Savings Bank, an Illinois banking corporation (the "Bank").

            WHEREAS, the Company and the Bank have entered into a certain Receivables Purchase and Sale Agreement, dated as of January 29, 1998 (the "Receivables Purchase Agreement");

            WHEREAS, the Receivables Purchase Agreement contemplates that on the date hereof (a) the Bank shall assign and transfer to the Company all of its right, title and interest in, to and under the Accounts Receivables (other than the Excluded Accounts and the Excluded Assets) (as defined in the Receivables Purchase Agreement) and (b) the Company shall assume the Assumed Obligations (as defined in the Receivables Purchase Agreement).

            WHEREAS, the Company and the Bank have entered into a certain Overdue Receivables Purchase and Sale Agreement, dated as of January 29, 1998 (the "Overdue Receivables Purchase Agreement" and, together with the Receivables Purchase Agreement, the "Closing Date Receivables Purchase Agreements");

            WHEREAS, the Overdue Receivables Purchase Agreement contemplates that on the date hereof (a) the Bank shall assign and transfer to the Company all of its right, title and interest in, to and under the Overdue Receivables (other than the Excluded Accounts and Excluded Assets) (as defined in the Overdue Receivables Purchase Agreement) and (b) the Company shall assume the Assumed Obligations (as defined in the Overdue Receivables Purchase Agreement).

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                ARTICLE I
                     Transfer of Accounts Receivable

            1. Defined Terms. The capitalized terms used in this Article I but not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Receivables Purchase Agreement.

            2. Assignment of the Accounts Receivable. As of the date hereof, the Bank hereby sells, assigns, transfers, sets over, and otherwise conveys to the Company, all of the Bank's right, title and interest in, to and under all the Accounts Receivable (other than the Excluded Accounts and the Excluded Assets).

            3. Assumption of the Assumed Obligations. Subject to the terms of the Receivables Purchase Agreement, as of the date hereof, the Company hereby assumes and agrees to pay, perform, fulfill and discharge the Assumed Obligations from and after the date hereof.

            4. Intent of Parties. The parties hereto intend that the conveyance of the Bank's right, title and interest in and to the Accounts Receivable shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Bank to the Company and that the Accounts Receivable shall not be a part of the Bank's estate in the event of the insolvency of the Bank or a conservatorship, receivership or similar event with respect to the Bank. It is the intention of the parties hereto that the arrangements with respect to the Accounts Receivable shall constitute a purchase and sale of such Accounts Receivable and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Bank shall be deemed to have granted and does hereby grant to the Company a first priority perfected security interest, in all of the Bank's right, title and interest, whether now owned or hereafter acquired, in, to and under the Accounts Receivable to secure the rights of the Company hereunder and the obligations of the Bank hereunder.

                                ARTICLE II
                     Transfer of Overdue Receivables

            1. Defined Terms. The capitalized terms used in this Article II but not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Overdue Receivables Purchase Agreement.

            2. Assignment of the Overdue Receivables. As of the date hereof, the Bank hereby sells, assigns, transfers, sets over and otherwise conveys to the Company, all of the Bank's right, title and interest in, to and under all the Overdue Receivables (other than the Excluded Accounts and the Excluded Assets).

            3. Assumption of the Assumed Obligations. Subject to the terms of the Overdue Receivables Purchase Agreement, as of the date hereof, the Company hereby assumes and agrees to pay, perform, fulfill and discharge the Assumed Obligations from and after the date hereof.

            4. Intent of Parties. The parties hereto intend that the conveyance of the Bank's right, title and interest in and to the Overdue Receivables shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Bank to the Company and that the Overdue Receivables shall not be a part of the Bank's estate in the event of the insolvency of the Bank or a conservatorship, receivership or similar event with respect to the Bank. It is the intention of the parties hereto that the arrangements with respect to the Overdue Receivables shall constitute a purchase and sale of such Overdue Receivables and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Bank shall be deemed to have granted and does hereby grant to the Company a first priority perfected security interest, in all of the Bank's right, title and interest, whether now owned or hereafter acquired, in, to and under the Overdue Receivables to secure the rights of the Company hereunder and the obligations of the Bank hereunder.

                               ARTICLE III
                      Representations and Warranties

            1. Defined Terms. The capitalized terms used in this Article III but not otherwise specifically defined in this Agreement (without reference to any other agreement) shall have the respective meanings assigned to them in the Receivables Purchase Agreement, dated as of January 29, 1998, between the Bank and the Company, relating to Receivables generated after the date hereof.

            2. Representations and Warranties of the Bank Relating to the Bank. The Bank hereby represents and warrants to, and agrees with, the Company as of the Closing Date that:

             (a) Organization and Good Standing. The Bank is a banking corporation duly organized and validly existing in good standing under the laws of the State of Illinois and has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and the Closing Date Receivables Purchase Agreements.

            (b) Due Qualification. The Bank is duly qualified to do business and is in good standing as a national banking association (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction which requires such qualification except where the failure to so qualify or obtain licenses or approvals would not (i) render any Account or any Receivable unenforceable by the Bank, the Company, the Transferor or the Trustee or (ii) have a material adverse effect on the Certificateholders.

            (c) Due Authorization. The execution, delivery and performance of this Agreement and the Closing Date Receivables Purchase Agreements and any other document or instrument delivered pursuant hereto or thereto, including any supplemental conveyance (such other documents or instruments, collectively, the "Conveyance Papers"), and the consummation of the transactions provided for in this Agreement, the Closing Date Receivables Purchase Agreements and the Conveyance Papers have been duly authorized by the Bank by all necessary corporate action on the part of the Bank.

            (d) No Conflict. The execution and delivery of this Agreement, the Closing Date Receivables Purchase Agreements and the Conveyance Papers by the Bank, the performance of the transactions contemplated by this Agreement, the Closing Date Receivables Purchase Agreements and the Conveyance Papers, and the fulfilment of the terms of this Agreement, the Closing Date Receivables Purchase Agreements and the Conveyance Papers will not conflict with, violate or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Bank is a party or by which it or any of its properties are bound which would have a material adverse effect on the Bank's ability to perform its obligations hereunder or thereunder.

            (e) No Violation. The execution, delivery and performance of this Agreement, the Closing Date Receivables Purchase Agreements and the Conveyance Papers by the Bank and the fulfillment of the terms contemplated herein and therein applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank in a manner which would have a material adverse effect on the Bank's ability to perform its obligation hereunder or thereunder.

            (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Bank, threatened against the Bank, before any Governmental Authority (i) asserting the invalidity of this Agreement, the Closing Date Receivables Purchase Agreements or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Closing Date Receivables Purchase Agreements or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and aversely affect the performance by the Bank of its obligations under this Agreement, the Closing Date Receivables Purchase Agreements or the Conveyance Papers,
(iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Closing Date Receivables Purchase Agreements or the Conveyance Papers or
(v) seeking to affect adversely the income tax attributes of the Trust under the United States federal or Delaware income tax systems.

            (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the execution and delivery by the Bank of this Agreement, the Closing Date Receivables Purchase Agreements and the Conveyance Papers and the performance of the transactions contemplated by this Agreement, the Closing Date Receivables Purchase Agreements or the Conveyance Papers by the Bank have been duly obtained, effected or given and are in full force and effect.

            The representations and warranties set forth in this Article III, Section 2 shall survive the transfer and assignment of the Receivables to the Company. Upon discovery by the Bank or the Company of a breach of any of the foregoing representations and warranties, the party discovering such breach shall given written notice to the other party within three (3) Business Days following such discovery.

            3. Representations and Warranties of the Bank Relating to the Agreement and the Receivables. The Bank hereby represents and warrants to the Company as of the Closing Date that:

            (i) each of this Agreement and the Closing Date Receivables Purchase Agreements constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

            (ii) as of the Initial Cut-Off Date, Schedule 2.1 to each of the Closing Date Receivables Purchase Agreements as supplemented to such date, contains an accurate and complete listing in all material respects of all the Eligible Accounts as of the Initial Cut-Off Date and the information contained therein with respect to the identity of such Eligible Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date and as of the Closing Date, the aggregate amount of Receivables in all the Initial Accounts was $704,635,083.00, of which $694,394,931.00 were Principal Receivables;

            (iii) each Receivable has been conveyed to the Company, free and clear of any Lien of any Person claiming through or under the Bank or any of its other Affiliates (other than Liens permitted under subsection 2.7(b) of the Pooling and Servicing Agreement);

            (iv) all authorizations, consents, orders or approvals or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the conveyance of Receivables to the Company have been duly obtained, effected or given and are in full force and effect;

            (v) each of the Closing Date Receivables Purchase Agreements constitutes a valid sale, transfer and assignment to the Company of all right, title and interest of the Bank in the Receivables and the proceeds thereof and the Interchange payable pursuant to the Closing Date Receivables Purchase Agreements and the Accounts Recovery payable pursuant to the Closing Date Receivables Purchase Agreements or, if either of the Closing Date Receivables Purchase Agreements does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to the Company, which, in the case of existing Receivables and the proceeds thereof and said Recoveries and Interchange, is enforceable upon execution and delivery of the appropriate Closing Date Receivables Purchase Agreement, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Company shall have a first priority perfected security or ownership interest in such property and proceeds;

            (vi) on the Initial Cut-Off Date, each Account designated as an Eligible Account on Schedule I to each of the Closing Date Receivables Purchase Agreements is an Eligible Account;

            (vii) on the Initial Cut-Off Date, each Receivable then existing and designated as an Eligible Receivable on Schedule I to each of the Closing Date Receivable Purchase Agreements is an Eligible
Receivable; and

            (viii) no Insolvency Event with respect to the Bank has occurred nor has the transfer of the Receivables arising in the Accounts to the Company been made in contemplation of the occurrence thereof.

            4. The representations and warranties set forth in this
Article III, Section 3 shall survive the transfer and assignment of the Receivables to the Company. Upon discovery by either the Bank or the Company of a breach of any of the representations and warranties set forth in this Article III, Section 3, the party discovering such breach shall give written notice to the other party within three (3) Business Days following such discovery; provided that the failure to give notice within three (3) Business Days does not preclude subsequent notice. The Bank hereby acknowledges that the Company intends to rely on the representations hereunder in connection with the representations made by the Company to secured parties, assignees or subsequent transferees including but not limited to assignments made by the Company to the Transferor pursuant to the Transferor Purchase Agreement.

            5. Nonpetition Covenant. The Bank hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all Investor Certificates of all Series, it will not institute against or join any other person in instituting against the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.


                                ARTICLE IV
                              Miscellaneous

            1. Closing Date Receivables Purchase Agreements. This Agreement has been executed and delivered pursuant to the Closing Date Receivables Purchase Agreements and is subject to the provisions of
Article IX thereof (other than Section 9.6 thereof), which are hereby incorporated herein; provided, however that for purposes of this Agreement references to "Agreement" under such Article IX shall be deemed to mean this Agreement.

            2. Interpretation. None of the terms and provisions contained herein shall be deemed in any manner to amend, modify, revise or otherwise change or supersede any of the terms or provisions of the Closing Date Receivables Purchase Agreements.

                        [SIGNATURE PAGE TO FOLLOW]



            IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by a duly authorized officer of each party hereto as of the date first above written.

                                    PARTNERS FIRST RECEIVABLES, LLC



                                    By:/s/ John R. Soderlun
                                       ___________________________________
                                       Name:  John R. Soderlund
                                       Title: President and Chief
                                               Executive Officer


                                    HARRIS TRUST AND SAVINGS BANK



                                    By: /s/ Kathleen M. Deane
                                       ___________________________________
                                       Name:  Kathleen M. Deane
                                       Title: Vice President